UNITED STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
                Pursuant  to  Section  13  or  15(d)  of  the  Securities
                       Exchange  Act  of  1934

        Date Of Report (Date Of Earliest Event Reported): March 7, 2005


                         COMMISSION  FILE  NUMBER  000-30152

                       Payment  Data  Systems,  Inc.
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             (Exact  name  of  registrant  as  specified  in  its  charter)

         Nevada                                     98-0190072
-------------------------------             ---------------------------
(State  or  other  jurisdiction  of            (I.R.S.  Employer
 incorporation  or  organization)               identification  No.)

                      12500  San  Pedro,  Suite  120
                         San  Antonio,  TX  78216
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                     (Address  of  principal  executive  office)
                                   (Zip  Code)

                              (210)  249-4100
              ----------------------------------------------------
              (Registrant's  telephone  number,  including  area  code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02  Results  of  Operations  and  Financial  Condition.

On March 7, 2005, Payment Data Systems, Inc. issued a press release announcing the Company's earnings for the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item  9.01.  Financial  Statements  and  Exhibits.

(c)     Exhibits.

99.1     Press  Release  of  Payment  Data  Systems,  Inc.  dated March 7, 2005.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

  Payment  Data  Systems,  Inc.

By:  /s/  Michael  R.  Long

---------------------------
Michael  R.  Long,  Chief  Executive  Officer  and
Chief  Financial  Officer

Dated:  March  7,  2005

                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       ------------------------------------------------------------------
99.1          Press  Release  of Payment Data Systems, Inc. dated March 7, 2005.